Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of January 15, 2013 (this “Amendment”), to that certain CREDIT AGREEMENT, dated as of June 19, 2012 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each a “Borrower” and, collectively, the “Borrowers”), DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”), as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” and an Issuing Bank under the Credit Agreement (each a “Lender, together with the Technical Agent, the Administrative Agent, and the Collateral Agent, collectively, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested that the Lenders make certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.             Amendments to Section 1.1 (Defined Terms) of the Credit Agreement.

(a)           The definitions of “Acquisition Revolving Commitment,” “Total Acquisition Revolving Commitment,” “Total Commitment,” “Total Working Capital Revolving Commitment,” and “Working Capital Revolving Commitment,” as set forth in Section 1.1 of the Credit Agreement are hereby amended as set forth below:

(i)            The last sentence of the definition of “Acquisition Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“The initial aggregate amount of the Acquisition Revolving Lenders’ Acquisition Revolving Commitments as of the Amendment No. 1 Effective Date is $527,500,000.”

(ii)           The last sentence of the definition of “Total Acquisition Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“As of the Amendment No. 1 Effective Date, the Total Acquisition Revolving Commitment is $527,500,000.”

(iii)                               The last sentence of the definition of “Total Commitment” is hereby deleted in its entirety and replaced with the following:

“As of the Amendment No. 1 Effective Date, the Total Commitment is $770,000,000.”

(iv)                              The last sentence of the definition of “Total Working Capital Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“As of the Amendment No. 1 Effective Date, the Total Working Capital Revolving Commitment is $242,500,000.”

(v)                                 The last sentence of the definition of “Working Capital Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“The initial aggregate amount of the Working Capital Revolving Lenders’ Working Capital Revolving Commitments as of the Amendment No. 1 Effective Date is $242,500,000.”

(b)           The definition of “Clean-Down Period” shall be deleted in its entirety.

(c)            The below terms shall be added as new definitions in their respective alphabetical order in the Credit Agreement:

“‘Amendment No. 1 Effective Date’ means January 15, 2013.”

“‘ECP Collateral Shortfall’ has the meaning assigned to such term in Section 2.5(f) of this Agreement.”

“‘ECP Collateral’ means the Collateral provided by the ECP Grantors.”

“‘ECP Grantor’ means each Grantor that qualifies as an “eligible contract participant” under Title VII of the Dodd-Frank Wall Street Reform Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith.”

“‘Exempted Joint Venture’ means, at any time, any Business Entity that is not a Credit Party (i) whose Equity Interests are directly held legally or beneficially by a Credit Party (or group of Credit Parties) in an amount not to exceed 75% of the outstanding Equity Interests of such Business Entity, determined as of the date the Borrower’s Agent designated such Business Entity to be an “Exempted Joint Venture” consistent with (iii) below, (ii) all of whose Equity Interests held by any Credit Party are subject to a first priority perfected security interest for the benefit of the Secured Parties consistent with the Security Agreement (except that such Equity Interests shall not be deemed “Excluded Assets” as defined in the Security Agreement), (iii) that has been designated, in writing, by the Borrowers’ Agent to the Administrative Agent to be an “Exempted Joint Venture”, and (iv) that is engaged in a business consistent with Section 7.5 of this Agreement.”

“‘Maximum Commitment’ means $820,000,000.”

“‘Non-ECP Grantor’ means each Grantor that is not an ECP Grantor.”

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“‘Non-ECP Collateral’ means the Collateral provided by the Non-ECP Grantors.”

3.             Amendment to Section 2.1(c) of the Credit Agreement (Reallocation of Commitments).  Section 2.1(c) of the Credit Agreement is hereby amended by (i) deleting the phrase “10 Business Days” as it appears at the end of clause (i) in the third sentence of Section of 2.1(c), and (ii) inserting in lieu thereof “5 (five) Business Days”.

4.             Amendment to Section 2.4(c) of the Credit Agreement (Increase in Total Commitments).  Clauses (D) and (E) of the proviso of Section 2.4(c) of the Credit Agreement is hereby amended by deleting each clause in its entirety and inserting in lieu thereof the following:

“(D) the aggregate amount of Facility Increases from the Amendment No. 1 Effective Date until the Termination Date shall not exceed $50,000,000, (E) at no time shall the Total Commitments exceed the Maximum Commitment”

5.             Amendment to Section 2.5(f) of the Credit Agreement (Clean Down Period).  Clause (f) of Section 2.5 of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting in lieu thereof the following :

“(f)          If the Collateral would, at any time, reasonably be expected to yield proceeds insufficient to repay the Secured Qualified Hedging Obligations pro rata with the other Obligations after applying such proceeds in a manner consistent with Section 9 of the Intercreditor Agreement and the limitation on the application of Non-ECP Collateral set forth in Section 2.1 of the Security Agreement (the positive amount of such insufficiency, the “ECP Collateral Shortfall”), then the Borrowers shall immediately cause the Secured Qualified Hedging Obligations to be prepaid or otherwise collateralized in an amount sufficient to reduce the ECP Collateral Shortfall to the pro rata shortfall, if any, on the other Obligations; provided that no prepayment or collateralization shall be required if the Borrowers’ Agent submits a written plan to the Administrative Agent and the Technical Agent within three (3) Business Days (or such later date as is acceptable to the Technical Agent) of the existence of the ECP Collateral Shortfall, which plan shall provide for the conversion of Non-ECP Collateral to ECP Collateral (whether through guaranties or keepwell agreements of Non-ECP Grantors, or through any other means consistent with the Dodd-Frank Wall Street Reform Consumer Protection Act, as determined by the Technical Agent in its reasonable discretion) and which plan shall be (i) satisfactory to the Technical Agent in its reasonable discretion, (ii) expected to reduce the ECP Collateral Shortfall consistent with this Section 2.5(f), and (iii) fully implemented within ten (10) Business Days (or such later date as is acceptable to the Technical Agent) of the existence of the applicable ECP Collateral Shortfall.”

6.             Amendment to Section 2.15(a) of the Credit Agreement (Letters of Credit).  Clause (ix) of Section 2.15(a) of the Credit Agreement is hereby amended by (i) deleting “$5,000,000” as it appears at the end thereof and (ii) inserting in lieu thereof “$50,000,000”.

7.             Amendment to Section 6.10(c) of the Credit Agreement (Borrowers; Guarantors; Joinder Agreements).  Section 6.10(c) of the Credit Agreement is hereby amended by (i) deleting the “.” at the end thereof and (ii) adding the following immediately following the phrase “sole discretion)” as it appears at the end thereof:

; provided further that no Subsidiary that has been designated by the Borrowers’ Agent as an Exempted Joint Venture shall be required to become a Guarantor or grant any Liens

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hereunder or under any other Loan Document to the extent that such Subsidiary continues to qualify as an Exempted Joint Venture; it being understood that no Exempted Joint Venture shall be eligible for an exemption from the requirements of this Section 6.10 if at the time of designation by the Borrowers’ Agent, the Investment basket set forth in Section 7.7(l) of this Agreement has been exhausted.”

8.             Amendment to Section 7.2 of the Credit Agreement (Liens).  Section 7.2 of the Credit Agreement is hereby amended by (i) deleting “and” as it appears at the end of clause (n) thereof; (ii) deleting the punctuation “.” at the end of clause (o) thereof and inserting in lieu thereof “; and”, and (iii) by adding the following as new clause (p) immediately following clause (o) thereof:

“(p)         Liens arising from the posting of cash or Cash Equivalents in favor of a Qualified Counterparty as and when required pursuant to Hedging Agreements permitted under Section 6.17.

9.             Amendment to Section 7.7 of the Credit Agreement (Investments, Loans).  Section 7.7 of the Credit Agreement is hereby amended by (i) deleting “and” as it appears at the end of clause (j) thereof; (ii) deleting the punctuation “.” at the end of clause (k) thereof and inserting in lieu thereof “; and”, and (iii) by adding the following as new clause (l) immediately following clause (k) thereof:

“(l)          loans or advances to, or Investments in, any Exempted Joint Venture; provided that (i) the aggregate amount of all loans, advances and Investments permitted under this provision shall not exceed $125,000,000 during the term of this Agreement and (ii) that with respect to each such loan, advance, or Investment hereunder, the Credit Parties shall be in pro forma compliance with the financial covenants set forth in Section 7.11 of this Agreement immediately before and after giving effect to such loan, advance or Investment.”

10.          Amendment to Section 10.18 of the Credit Agreement (Guaranty).  Section 10.18 of the Credit Agreement is hereby amended by adding the following as new clause (h) immediately following clause (g) thereof:

“Notwithstanding anything to the contrary contained herein or in any other Loan Documents, no Non-ECP Grantor shall guaranty any Secured Qualified Hedging Obligations.”

11.          Amendment to Schedule 1.1A of the Credit Agreement (Revolving Credit Commitments).  Schedule 1.1A of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with the Schedule 1.1A attached hereto as Exhibit I.

12.          Representations and Warranties.  To induce the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Lenders that the representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

13.          Conditions to Effectiveness.  This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

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(a)           Amended Loan Documents.  The Administrative Agent shall have received this Amendment, and the omnibus amendment to the Security Documents, each executed and delivered by a duly authorized officer of each Credit Party party to such amendment, in form and substance satisfactory to the Technical Agent; and

(b)           Amended Notes.  Each Lender that has requested an amended Notes to reflect its revised Commitments under the Credit Agreement, shall have received such requested Notes in form and substance satisfactory to it.

14.          Fees and Expenses.  The Borrowers shall, upon demand, pay to the Administrative Agent the amount of any and all reasonable fees, costs and expenses incurred in connection with this Amendment as provided pursuant to Section 10.9 of the Credit Agreement.

15.          Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

16.          GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

17.          Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

18.          Headings.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

19.          Guarantor Acknowledgement.  Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

NGL ENERGY OPERATING LLC,
a Delaware limited liability company

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Financial Officer

NGL SUPPLY, LLC,
a Delaware limited liability company

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Financial Officer

HICKSGAS, LLC,
a Delaware limited liability company

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Financial Officer

NGL SUPPLY RETAIL, LLC,
a Delaware limited liability company

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

NGL SUPPLY WHOLESALE, LLC,
a Delaware limited liability company

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Financial Officer

NGL SUPPLY TERMINAL COMPANY, LLC,
a Delaware limited liability company

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Financial Officer

OSTERMAN PROPANE, LLC,
a Delaware limited liability company

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Financial Officer

NGL-NE REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Financial Officer

NGL-MA REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

NGL-MA, LLC,
a Delaware limited liability company

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Financial Officer

NGL-NE, LLC,
a Delaware limited liability company

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Financial Officer

HIGH SIERRA ENERGY, LP,
a Delaware limited partnership

By:	/s/ James J. Burke
Name: James J. Burke
Title: Chief Executive Officer and President

GREENSBURG OILFIELD, LLC,
a Colorado limited liability company

By:	/s/ James J. Burke
Name: James J. Burke
Title: Chief Executive Officer and President

ANTICLINE DISPOSAL, LLC,
a Wyoming limited liability company

By:	/s/ James J. Burke
Name: James J. Burke
Title: Chief Executive Officer and President

[Signature Page to Amendment No. 1 to Credit Agreement]

HIGH SIERRA SERTCO, LLC,
a Colorado limited liability company

By:	/s/ James J. Burke
Name: James J. Burke
Title: Chief Executive Officer and President

HIGH SIERRA ENERGY MARKETING, LLC,
a Colorado limited liability company

By:	/s/ James J. Burke
Name: James J. Burke
Title: Chief Executive Officer and President

CENTENNIAL ENERGY, LLC,
a Colorado limited liability company

By:	/s/ James J. Burke
Name: James J. Burke
Title: Chief Executive Officer and President

CENTENNIAL GAS LIQUIDS ULC,
an Alberta unlimited liability company

By:	/s/ James J. Burke
Name: James J. Burke
Title: Chief Executive Officer and President

HIGH SIERRA TRANSPORTATION, LLC,
a Colorado limited liability company

By:	/s/ James J. Burke
Name: James J. Burke
Title: Chief Executive Officer and President

[Signature Page to Amendment No. 1 to Credit Agreement]

HIGH SIERRA CRUDE OIL & MARKETING, LLC, a Colorado limited liability company

By:	/s/ James J. Burke
Name: James J. Burke
Title: Chief Executive Officer and President

HIGH SIERRA WATER SERVICES, LLC,
a Colorado limited liability company

By:	/s/ James J. Burke
Name: James J. Burke
Title: Chief Executive Officer and President

ANDREWS OIL BUYERS, INC.,
a Texas corporation

By:	/s/ James J. Burke
Name: James J. Burke
Title: Chief Executive Officer and President

BORROWERS’ AGENT:

NGL ENERGY OPERATING LLC,
a Delaware limited liability company

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

GUARANTORS:

NGL ENERGY PARTNERS LP,
a Delaware limited partnership

By:	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Melissa Sadler
Name: Melissa Sadler
Title: Vice President

By:	/s/ Renee Cummins
Name: Renee Cummins
Title: Associate

[Signature Page to Amendment No. 1 to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Chris Chapman
Name: Chris Chapman
Title: Director

By:	/s/ Juan J. Mejia
Name: Juan J. Mejia
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

BNP PARIBAS,
as a Lender and Issuing Bank

By:	/s/ Richard J. Wernli
Name: Richard J. Wernli
Title: Managing Director

By:	/s/ Keith Cox
Name: Keith Cox
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Hermann
Name: Christopher Hermann
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Sanjay Remond
Name: Sanjay Remond
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

BMO HARRIS BANK, N.A,
as a Lender

By:	/s/ Kimberly A. Yates
Name: Kimberly A. Yates
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

THE F&M BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Julie B. Smith
Name: Julie B. Smith
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ Casey Lowary
Name: Casey Lowary
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Michael Clayborne
Name: Michael Clayborne
Title: Assistant Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BOKF, NA d/b/a BANK OF OKLAHOMA,
as a Lender

By:	J. Nick Cooper
Name: J. Nick Cooper
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

COMMERCE BANK, N.A.,
as a Lender

By:	/s/ C. T. Young
Name: C. T. Young
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

MAQUARIE BANK LIMITED,
as a Lender

By:	/s/ Andrew McGrath
Name: Andrew McGrath
Title: Executive Director

By:	/s/ Nathan Booker
Name: Nathan Booker
Title: Associate Director

[Signature Page to Amendment No. 1 to Credit Agreement]

EXHIBIT I

SCHEDULE 1.1A

REVOLVING CREDIT COMMITMENTS

Lender	Acquisition Revolving Commitment	Working Capital Revolving Commitment	Total Commitments
Deutsche Bank AG, New York Branch	$77,069,805.19	$35,430,194.81	$112,500,000.00
Royal Bank of Canada	$77,069,805.19	$35,430,194.81	$112,500,000.00
PNC Bank, National Association	$68,506,493.51	$31,493,506.49	$100,000,000.00
BNP Paribas	$51,379,870.13	$23,620,129.87	$75,000,000.00
The Royal Bank of Scotland plc	$51,379,870.13	$23,620,129.87	$75,000,000.00
Bank of America, N.A.	$41,103,896.10	$18,896,103.90	$60,000,000.00
BMO Harris Bank N.A.	$34,253,246.75	$15,746,753.25	$50,000,000.00
BOKF, NA d/b/a Bank of Oklahoma	$17,126,623.38	$7,873,376.62	$25,000,000.00
SunTrust Bank	$17,126,623.38	$7,873,376.62	$25,000,000.00
UBS AG, Stamford Branch	$17,126,623.38	$7,873,376.62	$25,000,000.00
ABN AMRO Capital USA LLC	$17,126,623.38	$7,873,376.62	$25,000,000.00
Raymond James Bank, N.A.	$17,126,623.38	$7,873,376.62	$25,000,000.00
The F&M Bank and Trust Company	$10,275,974.03	$4,724,025.97	$15,000,000.00
Amegy Bank National Association	$10,275,974.03	$4,724,025.97	$15,000,000.00
Commerce Bank, N.A.	$6,850,649.35	$3,149,350.65	$10,000,000.00
Goldman Sachs Bank USA	$6,850,649.35	$3,149,350.65	$10,000,000.00
Macquarie Bank Limited	$6,850,649.35	$3,149,350.65	$10,000,000.00
Total Commitments:	$527,500,000.00	$242,500,000.00	$770,000,000.00